QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.13

IMAGE LIBRARY AGREEMENT

THIS AGREEMENT made as of the 2nd day of January, 2005

BETWEEN:

    HOSTOPIA.COM INC., a corporation incorporated under the
    laws of Delaware (hereinafter referred to as "    Hostopia")

OF THE FIRST PART

– and –

    GEEKSFORLESS INC., a corporation incorporated under the
    laws of Ontario (hereinafter referred to as the "    GFL")

OF THE SECOND PART

WHEREAS Hostopia is a provider of web hosting, electronic commerce, e-mail solutions and other related services through Internet accessible means;

AND WHEREAS GFL is a creator of website templates, media content and a provider of programming services;

AND WHEREAS Hostopia and GFL wish to create an Image Library (as defined below) and share all rights with respect to the Image Library;

AND WHEREAS Hostopia acknowledges and agrees that GFL is the author and first owner of copyright in GFL's Images (as defined below) and GFL acknowledges and agrees that Hostopia is the author and first owner of copyright in Hostopia's Images (as defined below). Each party, however, wishes to assign a portion of its ownership interest in their respective Images to the other so that each may share equally in the rights of ownership. GFL and Hostopia therefore acknowledge and agree that the Image Library (and all rights therein, including, without limitation, copyright) are the joint property of GFL and Hostopia. Under law, as joint owners, each may act independently of the other in exploiting the Image Library, with no obligation to account to each other for a share of any profits other than as expressly stated herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, it is agreed by the parties hereto as follows:

ARTICLE 1
IMAGE CREATION ARRANGEMENT

1.1
Each party shall employ one (1) photographer and one (1) clip art artist for the duration of the term of this Agreement. The remuneration for, and all expenses arising from, the employment of each party's photographer and clip art artist shall be paid by the party employing the photographer and clip art artist.

1.2
GFL shall:

(a)
submit all Images (as defined below) created by GFL's photographer and GFL's clip art artist ("GFL's Images") during the term of this Agreement to the Image Library;

(b)
submit Images of objects, things, buildings, places and people ("Models") to the Image Library;

(c)
download and store a copy of, the Image Library on its computer system no less than once per month;

(d)
enter into an agreement with all Models the form of which is attached hereto as Exhibit "A" ("Model Agreement"); and

(e)
pay the Models' remuneration and all expenses arising from the employment of the Models, including without limitation the cost of renting a studio or set production.

1.3
Hostopia shall:

(a)
submit all Images created by Hostopia's photographer and Hostopia's clip art artist ("Hostopia's Images") during the term of this Agreement to the Image Library;

(b)
submit Images of objects, things, buildings or places to the Image Library;

(c)
clip, crop and edit Images; and

(d)
name, categorize and assign key words to the Images.

1.4
Other Definitions:

(a)
"Image Library" means all of GFL's Images and Hostopia's Images electronically stored on Hostopia's computer system, and to which both parties shall have unrestricted access.

(b)
"Images" means all still photographs, portraits, plates, negatives, digital images, video, graphics, cartoons, clip art, text, sound, original work or images in any media or form.

1.5
The parties agree that the Image Library shall contain no more than 50,000 Images and that each party shall submit no less than forty percent (40%) of the total number of Images.

ARTICLE 2
PARTIES' RIGHTS

2.1
Hostopia acknowledges and agrees that GFL shall be deemed to be the author and first owner of copyright in GFL's Images. GFL acknowledges and agrees that Hostopia shall be deemed to be the author and first owner of copyright in Hostopia's Images. Notwithstanding the foregoing, GFL and Hostopia hereby assign to each other a portion of their ownership interest in GFL's Images and Hostopia's Images respectively.

2.2
GFL and Hostopia hereby irrevocably waive in favour of the other party, and the other party's licensees, all moral rights that each has or may have, as author, with respect to their rights within GFL's Images and Hostopia's Images respectively, including, without limitation, the right to attribution of authorship, the right to restrain any distortion, mutilation or other modification and the right to prohibit any use of GFL's Images and Hostopia's Images respectively, in association with a product, service, cause or institution that might be prejudicial to GFL's or Hostopia's honour or reputation respectively.

2.3
GFL and Hostopia acknowledge and agree that the Image Library is the joint property of GFL and Hostopia. Both parties shall, under copyright for the full term of copyright in the Image Library, have the irrevocable, unlimited, paid-up and worldwide right to access and use the Image Library for any purpose whatsoever, including without limitation, the right to license, sell, assign, transfer, use, re-use, duplicate, distribute, publish, republish, lease, lend, adapt, translate, modify and transmit the Image Library in whole or in part, in electronic form, print media or otherwise to any third parties, subject to each party's ownership rights herein and Section 8.2.

2.4
GFL and Hostopia further acknowledge and agree that each party may commercially exploit the Image Library independently of the other and any revenues earned by either party with respect to the Image Library shall be the sole property of the party that received such revenues, subject to Section 8.2.

ARTICLE 3
FEES

3.1
GFL shall pay to Hostopia $1.00 as consideration, and in exchange, for the rights granted herein with respect to Hostopia's Images.

3.2
Hostopia shall pay to GFL $1.00 as consideration, and in exchange, for the rights granted herein with respect to GFL's Images.

ARTICLE 4
REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1
Each party hereby represents, warrants and covenants that:

(a)
It has the right to enter into this Agreement and to perform the obligations contemplated hereby; and

(b)
It has not made, nor will hereafter make, any commitment or agreement, which will interfere with its obligations, or limit the other party's rights, hereunder.

4.2
GFL represents, warrants and covenants that:

(a)
Other than as set out herein, it is the exclusive owner of GFL's Images incorporated into the Image Library and GFL's Images do not infringe upon or misappropriate any common law or statutory rights of any person, including without limitation, any copyright, patent right, right of publicity or privacy, trademark, trade secret or other proprietary rights;

(b)
It has obtained all necessary releases, consents, assignments and similar instruments in order to grant Hostopia the rights to GFL's Images, and, including without limitation, has entered into the Model Agreement with all Models portrayed in GFL's Images;

(c)
It may further assign to Hostopia the rights granted in the Model Agreements, no claims will be made by any person against Hostopia with respect to the rights hereby assigned by GFL and any use of GFL's Images will not violate the rights of any person, firm, corporation or other entity;

(d)
GFL's Images are of high quality and will be free of defects in all material respects;

(e)
GFL's Images shall comprise no less than forty percent (40%) of the total number of Images within the Image Library at any time; and

(f)
It shall fix, at its own expense, any material errors or defects, which may be discovered in GFL's Images during the term of this Agreement.

4.3
Hostopia represents, warrants and covenants that:

(a)
Other than as set out herein, it is the exclusive owner of Hostopia's Images incorporated into the Image Library and Hostopia's Images do not infringe upon or misappropriate any common law or statutory rights of any person, including without limitation, any copyright, patent right, right of publicity or privacy, trademark, trade secret or other proprietary rights;

(b)
It has obtained all necessary releases, consents, assignments and similar instruments in order to grant GFL the rights to Hostopia's Images;

  (c)
  No claims will be made by any person against GFL with respect to the rights hereby assigned by Hostopia, and any use of Hostopia's Images will not violate the rights of any person, firm or corporation or other entity;

  (d)
  Hostopia's Images are of high quality and will be free of defects in all material respects;

  (e)
  Hostopia's Images shall comprise no less than forty percent (40%) of the total number of Images within the Image Library at any time; and

  (f)
  It shall fix, at its own expense, any material errors or defects, which may be discovered in Hostopia's Images during the term of this Agreement.

ARTICLE 5
INDEMNITY AND LIMITATION OF LIABILITY

5.1
Each party will indemnify and hold harmless the other party, and their respective directors, officers, agents, suppliers, associates, successors, licensees, and assigns from any and all claims, demands, suits, losses, costs, expenses (including reasonable counsel fees), damages or recoveries (including any amount paid in settlement) which may be obtained against, imposed upon or suffered by the other party and other parties referred to above, by reason of (a) the breach by a party of any of the representations, warranties or covenants herein contained, or (b) a party's performance of its obligations in accordance with this Agreement.

5.2
EACH PARTY'S AGGREGATE LIABILITY TO THE OTHER, INCLUDING, WITHOUT LIMITATION, FOR ALL BREACHES OF THIS AGREEMENT, SHALL BE LIMITED TO $250,000. IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, TORT LIABILITY (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL EITHER PARTY OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR THIRD PARTY DAMAGES.

ARTICLE 6
CONFIDENTIAL INFORMATION

6.1
All documentation and information designated at the time of disclosure by the party disclosing the information (the "Disclosing Party") as proprietary or confidential, including without limitation drawings, source code, computer program listings, techniques, algorithms and processes, and technical and marketing information ("Confidential Information") which is supplied by the Disclosing Party in connection with this Agreement shall be treated confidentially by the recipient of the confidential information ("Recipient") and its employees, and shall not be disclosed by the Recipient without the Disclosing Party's prior written consent.

6.2
Information shall not be considered to be Confidential Information if it (1) is already or otherwise becomes publicly known through no act of Recipient; or (2) is lawfully received from third parties subject to no restriction of confidentiality; or (3) can be shown by Recipient to have been independently developed by it; or (4) is authorized by the Disclosing Party to disclose, copy or use; or (5) is required to be disclosed in the context of an administrative or judicial proceeding.

6.3
The duty of confidentiality with respect to confidential information shall survive the termination or expiration of this Agreement for a period of five (5) years.

ARTICLE 7
TERM AND TERMINATION

7.1
If one party materially breaches or is in material default of any obligations hereunder, which material breach or default has not been cured within thirty (30) calendar days after receipt of written notice of such default from the non-defaulting party or within such additional cure period as the non-defaulting party may authorize in writing, then the non-breaching party may terminate this Agreement immediately.

7.2
Either party may terminate this Agreement at any time upon thirty (30) calendar days written notice to the other party for any reason whatsoever.

7.3
This Agreement shall automatically terminate when the Image Library contains 50,000 Images.

7.4
Upon the date of termination, Hostopia and GFL will cease providing Images to the Image Library.

7.5
Neither the expiration, rescission, termination for default nor any other termination of this Agreement shall:

(a)
affect, limit or nullify the rights of each party with respect to their respective rights in the Image Library;

(b)
affect limit or nullify any representation, warranty or covenant on the part of either party in connection therewith; or

(c)
otherwise alter or adversely affect any of the rights or privileges of either party hereunder.

ARTICLE 8
NON-SOLICITATION

8.1
Both parties agree that they will not during the term of this Agreement and for five (5) years following termination thereof, Solicit any of the other party's employees for employment unless approved by the non-soliciting party, in writing in advance. For the purposes of this Agreement "Solicit" means to contact directly or indirectly.

8.2
In the event that GFL licenses any Image in the Image Library to Hostopia's customers directly or indirectly, or otherwise receives remuneration for any Image in the Image Library from Hostopia's customers directly or indirectly, during the term of this Agreement, and for a period of five (5) years thereafter, GFL shall pay to Hostopia an amount equal to ten percent (10%) of the total fees paid by Hostopia's customers directly or indirectly to GFL. Nothing in this Agreement shall prevent Hostopia or GFL from: (a) licensing any Image in the Image Library to; or (b) otherwise receiving remuneration for any Image in the Image Library from; any third party, including without limitation Hostopia's customers (other than as stated above with respect to GFL), and nothing herein shall require either party to share with the other party any fees or profits derived therefrom (other than as stated above with respect to GFL).

ARTICLE 9
GENERAL

9.1
All notices, requests, approvals, consents and other communications required or permitted under this Agreement shall be in writing and addressed as follows:

(a)
if to GFL:

    GEEKSFORLESS INC.
    Attention: President
    5915 Airport Road, Suite 110
    Mississauga, Ontario
    Canada
    L4V 1T1
    E-mail: president@geeksforless.com
    Tel.: 416-883-3000
    Fax: 416-883-3003

  (b)
  if to Hostopia

    HOSTOPIA.COM INC.,
    Attention: President
    5915 Airport Road, Suite 1100
    Mississauga, Ontario
    Canada
    L4V 1T1
    E-mail: president@hostopia.com
    Ph: 1 800 322-9438
    Fax: 1 800 979-9587

  and shall be sent by email, delivery (written receipt required) or by facsimile transmission (machine confirmation to be retained by sender) and the party sending such notice shall telephone to confirm receipt. Either party may change its email address, address or facsimile number for notification purposes by giving the other party notice of the new email address, address or facsimile number and the date upon which it will become effective. A communication shall be deemed to have been received as of the next Business Day following its transmission by facsimile.

9.2
It is understood that each party is an independent contractor and as such, shall be solely responsible for the performance of their respective obligations hereunder.

9.3
This Agreement constitutes the entire agreement between the parties hereto relating to the matters herein and replaces any and all previous agreements, contracts, understandings or discussions. There are not and shall not be any oral statements or representations, warranties, undertakings or agreements among the parties relating to the subject matter hereof and this Agreement may not be amended or modified in any respect except by written instrument signed by the parties hereto.

9.4
This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario.

9.5
In the event that a court of law determines that any provision of this Agreement or any alternative provision set out in this Agreement is unenforceable in law or in equity, then the offending provision shall be reduced in scope or amended to the extent required so that such provision, as so reduced or amended, is enforceable in law and in equity and the unenforceable part thereof shall be deemed to be severed from the balance, which balance shall survive and be of full force and effect.

9.6
The parties hereto shall do all such further acts and things and execute and deliver all such assurances and other documents and writings as may be required from time to time in order to fully carry out the terms, provisions and intent of this Agreement.

9.7
Each party hereby affirms that they have read this Agreement, prior to its execution, and have been advised to seek independent legal advice.

9.8
Each party may assign this Agreement and its rights and obligations hereunder. This Agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

9.9
This Agreement may be executed by the parties hereto by facsimile and in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed and delivered by their respective authorized signatories as of the date set out on the first page of this Agreement.

HOSTOPIA.COM INC.
Per:	/s/ FRANC NEMANIC
Franc Nemanic

GEEKSFORLESS INC.
Per:	/s/ IGOR NIKOLAICHUK
Igor Nikolaichuk

QuickLinks

IMAGE LIBRARY AGREEMENT
ARTICLE 1 IMAGE CREATION ARRANGEMENT
ARTICLE 2 PARTIES' RIGHTS
ARTICLE 3 FEES
ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS
ARTICLE 5 INDEMNITY AND LIMITATION OF LIABILITY
ARTICLE 6 CONFIDENTIAL INFORMATION
ARTICLE 7 TERM AND TERMINATION
ARTICLE 8 NON-SOLICITATION
ARTICLE 9 GENERAL